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                                                                    Exhibit 10.1


                               LICENSE AGREEMENT

         This LICENSE AGREEMENT FOR TEMPORARY SPACE (the "Agreement") is made as of the 17th day of March, 2005 ("EFFECTIVE DATE") by and between the parties identified in Section 1 as "Licensor" and "Licensee" upon the terms and conditions hereinafter set forth. Licensor's Rules and Regulations, if any, and all Exhibits annexed hereto are hereby made a part hereof.

1.       FUNDAMENTAL PROVISIONS.

         A. CENTER OR MALL: SNELLVILLE OAKS, 2135 East Main Street, Snellville, Georgia 30078 ("Center").

         B. LICENSOR: KR SNELLVILLE LLC, a Delaware limited liability company, with an address at Plymouth Plaza, 580 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("Licensor").

         C. LICENSEE: GWINNETT COMMUNITY BANK, INC., a Georgia corporation, trading as "GWINNETT COMMUNITY BANK", with an address at 2775 Buford Highway, Duluth, Georgia 30096 ("Licensee").

         D. SPACE OR PREMISES: STORE NO. 3, consisting of One Thousand Four Hundred (1,400) Square Feet, as shown on Exhibit "A" attached hereto and made a part hereof (the "Space"). Licensor hereby licenses to Licensee and Licensee hereby accepts a non-transferable right and revocable license to occupy the Space identified above, subject however to the terms and conditions of this Agreement and to rules and regulations for the use of the Space as prescribed in attached Rules and Regulations and as amended from time to time by Licensor.

         E.       TERM: Length of Term: ONE (1) YEAR (the "Term"). Commencement
         Date: MARCH 21, 2005. Rent Commencement Date: MAY 1, 2005. Expiration
         Date: APRIL 30, 2006. Possession Date: MARCH 21, 2005. Licensee will continuously operate in the Space throughout the Term of this Agreement during all Center hours, pursuant to the Rules and Regulations as promulgated from time to time by Licensor.

         F. USE: Licensee shall use the Space solely for the purpose of a full service banking facility offering financial services, which include checking accounts, savings accounts and loans and for no other purpose. Any changes to this use must first be approved in writing by Licensor. The authorization of the use of the premises for the business purpose set forth in this Section 1(F) herein shall not constitute a representation by Licensor that any particular use of this premises is now or will continue to be permitted under applicable laws or regulations.

         G.       CHARGES:

                  1. MINIMUM FEE: Licensee shall pay to Licensor, a Minimum Fee of $1,458.33 per month, without any set-off, deduction and/or counterclaim, payable by check, certified check, or money order to Licensor, due on the first day of each month during the term commencing with the Rent Commencement Date.

                  2.       PERCENTAGE FEES: Deleted.

                  3. COMMON AREA CHARGE: Licensee shall pay to Licensor, as an additional charge, in the same manner as it pays the Minimum Fee to Licensor, the sum of $315.00 per month as a common area charge.

                  4.       MARKETING ASSESSMENT: Licensee shall pay to
                  Licensor, as an additional charge, in the same manner as it pays the Minimum Fee to Licensor, the sum of $150.00 per month as a marketing assessment.

                  5.       ADVERTISING/VISUAL MERCHANDISING CHARGE: Deleted.

                  6.       SECURITY DEPOSIT: $2,916.6600

                  7.       REAL ESTATE TAXES AND OTHER FEES AND CHARGES:
                  Licensee shall pay to Licensor, as an additional charge, in the same manner as it pays the Minimum Fee to Licensor, the sum of $0.00 for signage; $122.50 per month for real estate taxes; utility charges of $0.00 per month; and $0.00 per for N/A.

         H. TOTAL PAYABLE ON LICENSE EXECUTION: Licensee shall pay Licensor, concurrent with the execution of this Agreement by Licensee, the total amount of: $2,916.66 representing payment of the Security Deposit.

         I. LATE CHARGES: If Licensee shall fail to make any payment of the Minimum Fee, Percentage Fees, Common Area Charge, Marketing Assessment, Advertising/Visual Merchandising Charge, Real Estate Taxes, Utility Charges or any other charge or fee to Licensor when due, Licensee shall be in default of this Agreement. Licensee shall immediately pay a late charge equal to One Hundred Dollars ($100.00) plus Ten Dollars ($10.00) per day thereafter for so long as said default continues.

         J. OPERATION OF BUSINESS: Licensee shall operate its business so as not to interfere with pedestrian traffic in the common area of the Center and so as not to create any hazard or nuisance or in any other way interfere with the operation of the common area or other businesses operating in the Center. Licensee shall keep the Space clean and free of litter and shall pay the cost to Licensor for clean-up or removal of items inside or outside the Space from Licensee's use thereof.

         K. EQUIPMENT; ELECTRICITY: Licensor shall have no obligation to improve the Space or install any equipment and Licensee shall, at its sole cost and expense, install display fixtures (the "display") conforming to all applicable governmental requirements and to Licensor's specifications. License must receive written approval of its display design from Licensor prior to commencing any installation of the display fixtures. Licensee shall provide an electric service to the Space from Licensor's existing receptacle where possible. The location of and the connection to the receptacle shall be


PREPARED BY: JENNIFER A. HAWK
AGENT:       LOUISE JENNINGS
DATE:        MARCH 15, 2006


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      coordinated with and subject to the approval of the Center manager.
      Licensee must make all necessary or reasonable provisions to safeguard the public from any and all power cords, fixtures, or apparatus, including, without limitation, all provisions specified by Licensor's Center manager. Extension cords are prohibited. In the case of an in-line location, Licensee shall arrange for and pay for all charges for all utilities to be used by Licensee at the Space.

      L. TERMINATION: Licensee agrees to terms outlined in Section 9 of this Agreement.

      M. RELOCATION: Licensor, in its sole discretion, may relocate Licensee to another location within the Center at any time. Licensee shall relocate its Space (at Licensee's cost and expense), to an alternate site within the Center selected by Licensor.

      N. RULES AND REGULATIONS: Licensee shall, at its sole cost and expense, at all times, observe and comply with all laws, ordinances, rules, regulations and code requirements, including those of Licensor, as well as secure all applicable or necessary permits and licenses. Licensee shall also, at all times, conduct its activities in a lawful and tasteful manner in accordance with Licensor's specifications and in a manner that will compliment the aesthetics of the Space and the Center.

      O.    REPORTING OF SALES AND RECORDS:  Deleted.

2. PROHIBITION AGAINST ASSIGNMENT. Licensee shall not, without the prior written consent of Licensor, assign or hypothecate this Agreement, or any interest herein, or allow any one other than Licensee to use or occupy the Space or any part thereof. Any of the foregoing acts without such consent shall be void and shall, at the option of Licensor, terminate this Agreement. This Agreement and any interest herein shall not be assignable as to the interest of Licensee by operation of law without the prior written consent of Licensor.

3. RULES AND REGULATIONS. Licensee shall observe all municipal ordinances, laws, regulations, and rules of any governing body having jurisdiction over Licensee or the Space and all such rules and regulations of Licensor as attached hereto. Licensee covenants that Licensee shall observe and abide by any regulation or requirement concerning its activity as promulgated by Licensor. If Licensor determines that Licensee's conduct or other activity is detrimental to the Center or another licensee or tenant or other occupant in the Center, such conduct or activity shall cease immediately upon Licensor's request. If Licensee shall fail to cease such conduct or activity, Licensor may, at Licensor's option, immediately terminate this Agreement.

4.    GROSS SALES.  Deleted.

5.    USE OF SPACE/WAIVER OF RESPONSIBILITY.
      (a) Licensee acknowledges that the use and occupancy of the Space and adjacent areas is at its own risk, cost and expense and on an "as-is" and "where is" basis. Licensee agrees to assume sole and exclusive responsibility for any loss (including personal and bodily injury or property damage) which may be sustained by Licensee, its employees, agents, representatives, invitees, or property regardless of the cause of such loss. Licensee assumes full responsibility for obtaining insurance against any and all losses including, without limitation, fire, theft, or other casualty. Licensor and Licensor's principals, agents and employees shall not be liable for, and Licensee waives, all claims for loss or damage to Licensee's business or damage or injury to person or property sustained by Licensee or any person claiming by, through or under Licensee, resulting from any accident or occurrence in, on or about the Space or any other property of the Center, including, without limitation, claims for loss, theft or damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind or weather; (iii) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring or the installation thereof, gas, water or steam pipes, railings or walkways; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub washstand, water closet, water pipe, drain, or other pipe, (vii) the escape of steam or water, (viii) water, snow or ice being upon or coming through the roof, sky light, trap door, stairs, doorways, windows, walks or any other place upon or near the Center, (ix) the falling of any fixture, plaster, tile, stucco or other material; (x) any act, omission or negligence of other licensees or any other persons or occupants of the Center or of adjoining or contiguous buildings of owners of adjacent or contiguous property or the public, or by operations in the construction of any private, public or quasi-public work or; (xi) any other cause of any nature. To the maximum extent permitted by law, Licensee agrees to use and occupy the Space in accordance with Section 1(F) above, and to use such other portions of the Center as Licensee is herein given the right to use, at Licensee's own risk. By taking possession of the Space, Licensee shall be deemed to have: 1) inspected the Space; 2) accepted the Space "as is" with no representation or warranty by Licensor as to the Space, its suitability for Licensee's proposed operation or the improvements therein;
      3) agreed that Licensor has no obligation to improve or repair the Space unless said obligation is specifically set forth in this Agreement; and 4) accepted the responsibility for obtaining, maintaining and payment of the utilities, plumbing and equipment associated with an in-line premises. Under no circumstances may Licensee use any electrical appliances (e.g., microwave, toaster, hotplate, etc.) or place any couches or bedding in Space.


      (b) Licensee shall, at all times during the Term, maintain, at its sole cost and expense, the Space. The Licensee's obligation to repair and maintain the Space shall include, without limitation, repairing, maintaining, and making replacements to such items as: HVAC units, floor coverings, ceilings (other than structural ceilings), utility meters, pipes and conduits, all fixtures which are installed by Licensee and/or which exclusively serve the Space, the storefront, all of Licensee's signs, security grilles, windows, glass and doorframes. In addition to all other remedies of Licensor under this Agreement, if: 1) Licensee does not complete its obligations to repair and maintain the Space as set forth herein; or 2) Licensor, in the exercise of its sole discretion, determines that emergency repairs are necessary; or 3) repairs or replacement of any portion of the Space or the Center are made necessary by an act, omission or negligence of Licensee or its agents, employees, assignees, then in any such event, Licensor may make such repairs without liability to Licensee for any loss or damage that may accrue to Licensee, its merchandise, fixtures, or other property or to Licensee's business by reason of such repair. Further, upon completion of any such repair, Licensee shall pay upon demand, as an additional charge, Licensor's costs for making such repairs together with Licensor's administrative costs related thereto, which amount shall equal 20% of the total cost of such repair. Licensee shall return the Space to Licensor in broom clean condition and restored to at least as good a condition as it was before Licensee took possession thereof. No work shall be performed in or to the Space without Licensor's prior written approval. All




                                  Page 2 of 6
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     improvements to the Space are at Licensee's expense, and become the possession of Licensor upon surrender of the Space (e.g., slat wall, carpeting, lighting, etc.).

6. INDEMNITY. To the fullest extent provided by law, Licensee agrees to defend, indemnify and hold harmless Licensor, and any of Licensor's affiliated entities, and their respective agents, employees, representatives, invitees and licensees, of and from any and all claims, demands, suits, damages, expenses, penalties, fees, fines, proceedings and liabilities (including, without limitation, costs of defense, investigation and adjustment) arising out of or in connection with the use, occupancy, operation or maintenance of the Space or the Center by, through or under Licensee.

7. INSURANCE. Licensee agrees that Licensee shall, at Licensee's sole cost and expense, obtain, maintain and continue in force: 1) Plate glass insurance covering the plate glass in the Space, if applicable, (2) Worker's Compensation (statutory limits) and Employer's Liability Insurance (minimum limits for $500,000.00) and 3) Commercial General Liability and Property Damage Insurance, each policy of insurance in form acceptable to Licensor, insuring Licensee and also insuring (as additional named insureds) (a) Licensor, (b) Licensor's general partner or manager, as the case may be, (c) Licensor's agent, (d) Licensor's mortgage lender,
     (e) Kramont Realty Trust and (f) Kramont Operating Partnership, L.P. (hereinafter collectively, the "Licensor Parties") against all claims, suits and actions for or on account of any damage or injury to property or persons arising out of this Agreement including, without limitation, activities occurring in, upon or about the Space, Center and/or parking areas, or any parts thereof, and including without limitation, all damage from facilities, fixtures or the like now or hereafter at or upon the Space or any part thereof at all times during the occupancy of the Space by Licensee in the amount of at least $1,000,000.00 combined single limit for carts, kiosks and special events, and in the amount of at least $2,000,000.00 combined single limit for in-line spaces, for injury to persons or death and damage to property. The policy of Commercial General Liability insurance shall be written on an "occurrence" basis and not a "claims made" basis and shall provide that it is primary with respect to any policies carried by Licensor and that any coverage carried by Licensor shall be excess insurance. All policies shall be written by an insurer authorized to engage in the business of insuring risks required hereunder to be insured in the state where the Space is located. With respect to each and every policy of such insurance and each renewal thereof, Licensee, at the beginning of the term hereof and thereafter not less than twenty (20) days prior to the expiration of each such policy, shall furnish Licensor with a certificate of insurance executed by the insurer which shall contain, in addition to matters customarily set forth in such certificate under standard industry practices, an undertaking by the insurer to give Licensor twenty (20) days prior written notice of any cancellation, non-renewal or change in scope or amount of coverage of such policy. Licensee agrees that all insurance Licensee is required to maintain under this Agreement shall be with insurance companies of good credit, satisfactory to Licensor and that the original policies or true copies or abstracts evidencing all of the aforementioned insurance coverage shall be delivered to Licensor prior to the date Licensor delivers possession of the Space to Licensee. If Licensee shall not comply with its covenants made in this Section, Licensor may, at its option, consider Licensee's failure to comply a default under this entire Agreement and/or may cause such insurance as aforesaid to be issued and, in such event, Licensee agrees to pay the premium for such insurance promptly upon Licensor's demand as an additional charge.

8. DEFAULT. Any failure to perform or other breach of any provision of this Agreement by Licensee shall constitute a default under this Agreement and all other agreements or Licenses between Licensor and Licensee, if any. Any breach or default under any other agreement or License between Licensor and Licensee shall constitute a default under this Agreement. Licensor may, upon a default, pursue any and all remedies available to it under this Agreement and at law or in equity. Such remedies shall include, but not be limited to, the right of Licensor to terminate this Agreement, the right of Licensor to terminate Licensee's right to possession under this Agreement but not to terminate this Agreement, and the right of Licensor to recover against Licensee damages for loss of bargain, and not as a penalty, the then present worth of all fees and charges for the balance of the Term.

9. TERMINATION. Licensee's right to use and occupy the Space may be terminated upon ten (10) days' written notice by Licensor: (1) for any reason whatsoever with or without cause or (2) in the event Licensee breaches any term of this Agreement or the rules, regulations or directions issued by Licensor. In the event of termination by Licensor, any deposits or charges paid by Licensee will not be refunded or pro-rated, except as otherwise set forth herein. If Licensee cancels the executed License Agreement or fails to complete the agreed upon term, Licensee will be fully responsible for all charges for the term agreed upon in this License Agreement, and payment may be demanded in full at any time by Licensor. Licensee agrees, upon termination notification to Licensee by Licensor, to immediately cease use and occupancy and immediately to remove any and all personnel, facilities, fixtures, goods and other property of Licensee from the Space, Center and parking area, or any parts thereof. Licensee acknowledges that the Space is being made available to Licensee as a license (and not a lease) for a limited period of time and for limited purposes, and that the area where the Space is located shall be used otherwise by Licensor for the general use and convenience of patrons of the Center or for construction and occupancy by a tenant, licensee or other occupant in the Center. Accordingly, Licensee affirmatively acknowledges the remedies herein contained in Sections 9 and 10 hereof. If any legal action is brought by Licensor or against Licensee, Licensor shall be entitled to recover from Licensee, Licensor's attorneys fees, costs and other necessary expenses incurred by Licensor in the enforcement by Licensor of the provisions of this Agreement, and Licensee shall pay the same to Licensor upon Licensor's demand therefor. If Licensee does not vacate the Space as herein before provided by the date and hour specified by Licensor or otherwise breaches this Agreement by taking occupancy prior to the Commencement Date or remaining in occupancy after the Expiration Date (including the failure to remove Licensee's goods and effects), Licensee shall pay to Licensor, a sum equal to twice the per diem Minimum Fee specified in 1(G) for each day Licensee holds over. Such sum shall not be considered a penalty but a liquidation fee given the inability of Licensor to calculate damages for such breach and below the market rate of the Minimum Fee for the Space.

10. OTHER REMEDIES. Licensee further hereby expressly authorizes and empowers (which power is coupled with an interest) Licensor, upon the occurrence of a breach, to exercise the remedy of self-help and to enter upon the Space, distrain upon and remove therefrom all inventory, equipment, machinery, trade fixtures and personal property of whatsoever kind or nature, whether owned by Licensee or by others, and to proceed without judicial decree, writ of execution or assistance or involvement of constables or officers, to conduct a private sale, by auction or sealed bid without restriction or to dispose thereof otherwise. Licensee hereby waives the benefit of all laws whether now in force or hereafter enacted, exempting any


                                  Page 3 of 6
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     personal property at the Space from sale or levy, whether execution thereon is had by order of any court or assistance or involvement of constables or officers, or through self-help, private sale or other disposition hereinabove authorized.

11. RESPONSIBILITY. If two (2) or more persons shall execute this Agreement as Licensee, the liability of each person shall be joint and several. This Agreement, the Rules, and Regulations of Licensor and all Exhibits to which this Agreement refers constitute the entire Agreement of Licensor and Licensee hereto with respect to the subject matter hereof and no provisions shall be waived or modified except in writing signed by Licensor and Licensee. The benefits and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and legal representatives. If any provisions or portion hereof or any application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

12. EFFECT OF FAILURE TO VACATE; ADDITIONAL PAYMENT. If Licensee or any person(s) claiming under Licensee remains in possession of the Space or any part thereof after the earlier of the termination of this Agreement or the Expiration Date, no Licensee, tenancy or interest in the Space shall result therefrom; rather, such failure to vacate shall be unlawful trespass and all such persons shall be subject to immediate removal, and Licensee shall pay, as liquidated damages, a sum equal to $500.00 per day for such period.

13. HOLDING OVER. If Licensee fails to vacate the Space prior to the Expiration Date or earlier termination of this Agreement, and provided that a new agreement is not executed by both Licensor and Licensee prior to the Expiration Date, Licensor shall have the benefit of all provisions of law respecting the recovery of the Space to the same extent as if statutory notice had been given. In addition to, and not in limitation of the foregoing, if Licensee fails to surrender the Space to Licensor and provided that a new agreement is not executed by both Licensor and Licensee prior to the Expiration Date, occupancy subsequent to the Expiration Date shall be deemed to be at will and in no event from month to month or from year to year, but shall be subject to all the terms, covenants, and conditions of this License, except that for each day Licensee holds over, the Minimum Fee shall be two times the highest annual Minimum Fee, payable hereunder divided by three hundred sixty-five (365). No extension or renewal of this Agreement shall be implied by holding over.

14. SECURITY DEPOSIT. Licensor, at its discretion, requires a Security Deposit. License shall, upon Licensee's execution of this Agreement, deposit with Licensor, a Security Deposit for full performance of all Licensee's obligations under this Agreement, in the amount designated in Section I(G). Licensor may deposit the Security Deposit prior to Licensor's execution of this Agreement, but such deposit does not constitute an approval of this Agreement. Under no circumstances whatsoever shall the Security Deposit be deemed to constitute final payment of the Minimum Fee and Licensee may not designate that the Security Deposit be utilized to reduce any other fee or charges due to the Licensor. If, upon the termination of this Agreement, Licensee is in default hereunder, Licensor may, in addition to any other rights that it may have, retain the Security Deposit or apply such portion thereof, as is necessary to cure such default.

15. SIGNAGE. Licensee is responsible for all signage, including interior and exterior signs. All signage must be pre-approved by Licensor in writing and handwritten signs are not permitted. Additionally, no banner signs are permitted. No "Clearance", "Everything Must Go," "Closing Store", "Going Out of Business", or similar type of signs are permitted. Licensee will promptly remove any signage deemed inappropriate by Licensor. Licensee is responsible for construction, installation, and maintenance of all store signage.

16. VISUAL MERCHANDISING. Licensee shall comply with the visual merchandising standards of Licensor and is required to submit a visual merchandising plan to Licensor for approval prior to commencement. Licensee understands and agrees to implement the approved visual merchandising recommendations of Licensor and change its visual merchandising presentation as requested by Licensor.

17. GUARANTEE PROGRAM. Licensee further agrees that it shall, at its sole cost and expense, participate, post and promote the "Marketplace Guarantee" program. As part of the Marketplace Guarantee program, Licensee shall be required to exchange all merchandise sold for cash upon request by the customer of Center management within thirty (30) days from the purchase date. Licensee shall not limit the return of merchandise to exchanges or merchant credits, and "Exchanges Only" or similar signs are not permitted. In the event Licensee violates any provisions of the Marketplace Guarantee program, Licensor shall be entitled to utilize Licensee's security deposit, without notice to Licensee, to remedy any such violations.

18. UTILITY CHARGE. Licensee shall pay, as and when the same become due and payable, all fees, rates, deposits and charges of water, sewer, electricity, gas, heat, steam, hot and/or chilled water, air-conditioning, ventilating, lighting systems, telephone service and other utilities, however supplied (the "Utility Charges"). If any such utilities are not separately metered or assessed, then in addition to Licensee's payments of separately metered charges, Licensee shall pay to Licensor the reasonable charges for such utilities, based upon Licensor's reasonable allocation of the use thereof by Licensee plus Licensor's reasonable administrative costs.

19. LICENSEE PLANS. If applicable, Licensee shall submit to Licensor, for Licensor's written approval, complete plans and specifications describing any structural or decorative modifications or alterations which Licensee desires to make to the Space which will affect the storefront, structure, sprinkler, mechanical and/or electrical systems of the Space (hereinafter "Licensee's Work"). Licensee must receive Licensor's written approval of said plans and specifications prior to the commencement of Licensee's Work. Licensee shall be solely responsible for any and all permits, licenses, or approvals required by all applicable governmental and underwriting authorities. Licensee shall assume sole responsibility for acquiring all required and adequate liability, comprehensive and worker's compensation insurance to cover fully its interest as well as the interest of Licensor hereunder, said insurance coverage to be effective at all times during the period between the commencement of construction of Licensee's Work and the opening for business of the Space. At all times, Licensor and the Licensor parties shall be indemnified and held harmless by Licensee from any claims whatsoever arising as a result of Licensee's Work. Furthermore, Licensee, at Licensee's sole cost and expense, shall dispose of all trash and debris generated at the Space. Licensee may engage a trash hauler to pick up Licensee's trash on a daily basis. In no event shall any trash be



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     stored or discarded behind the Center. License shall comply with all ordinances and regarding the sorting or recycling of trash.

20. WAIVER OF SUBROGATION. Licensor and Licensee agree that in the event the Space, or the building or Shopping Center of which the Space is a part, or the contents of the Space, are damaged or destroyed by fire or other insured casualty, the rights, claims, and causes of action, if any, of either party against the other with respect to recovery for such damage or destruction are hereby waived to the extent that such damage or destruction is covered by such insurance, and Licensor and Licensee agree that all policies of fire and extended coverage insurance carried by Licensor and Licensee covering the Space or the building or the Center of which the Space is a part, or the contents of the Space, shall to the extent possible without additional cost contain a clause or endorsement in the usual form evidencing such waiver of subrogation.

21. CONFIDENTIALITY. Licensee understands and agrees that any and all terms, charges, and other information contained herein, as well as sales and conversations with Licensor or its representatives are confidential. Any breach of this will be grounds for immediate termination of the Agreement.

22. EXCULPATION. Notwithstanding anything contained herein to the contrary, Licensee agrees that Licensor and all of those entities of which Licensor is a direct or indirect subsidiary, including without limitation, Kramont Realty Trust (the "Trust") which has been formed as a Maryland Real Estate Investment Trust pursuant to a Declaration of Trust of Kramont Realty Trust dated November 12, 1999 and the officers and managers of Licensor and of any of the entities of which Licensor is a direct or indirect subsidiary and the trustees, officers, and shareholders of the Trust shall have no personal liability with respect to any of the provisions of this License Agreement and Licensee shall look solely to the estate and property of Licensor in the land and buildings comprising the Center of which the Space forms a part for the satisfaction of Licensee's remedies, including without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Licensor in the event of any default or breach by Licensor with respect to any of the terms and provisions of this License Agreement to be observed and/or performed by Licensor, subject however, to the prior rights of any holder of any mortgage covering all or part of the Center, and no other assets of Licensor or of those entities of which Licensor is a direct or indirect subsidiary, including without limitation, the Trust and the officers and managers of Licensor and of any of the entities of which Licensor is a direct or indirect subsidiary and the trustees, officers, and shareholders of the Trust shall be subject to levy, execution or her judicial process for the satisfaction of Licensee's claim and in the event Licensee obtains a judgment against Licensor, the judgment docket shall be so noted. This Section shall inure to the benefit of Licensor's successors and assigns and their respective principals, officers, directors and shareholders.

23. NOTICES. All notices pursuant to this Agreement shall be made in writing, addressed to each party at the above addresses, sent by reputable overnight courier service, or mailed by certified mail, return receipt requested, and shall be deemed to be delivered on day of receipt by courier service, or three days after mailing by certified mail. Notices by Licensor may be given on its behalf by an agent of Licensor, or by any attorney for Licensor or such agent.

24. WAIVER OF JURY TRIAL. It is mutually agreed by and between Licensor and Licensee that they each hereby waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Agreement, the relationship of Licensor and Licensee, Licensee's use or occupancy of the Space or claim of injury or damage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                         (SIGNATURES ON FOLLOWING PAGE)

BY EXECUTING THIS AGREEMENT, LICENSEE ACKNOWLEDGES HAVING READ AND UNDERSTOOD THIS AGREEMENT AND AGREES THAT ALL TERMS AND CONDITIONS CONTAINED HEREIN ARE PART OF THIS AGREEMENT. LICENSEE ACKNOWLEDGES THERE IS NO IMPLIED LONGER TERM AGREEMENT OR FIRST RIGHT OF REFUSAL TO ANY LOCATION. THE INDIVIDUAL(S) EXECUTING THIS AGREEMENT AS LICENSEE HEREBY REPRESENTS AND WARRANTS THAT HE/SHE/THEY ARE EMPOWERED AND DULY AUTHORIZED TO SO EXECUTE THIS AGREEMENT ON BEHALF OF LICENSEE. LICENSEE ALSO ACKNOWLEDGES RECEIPT OF THE RULES AND REGULATIONS (IF ANY), RIDER (IF ANY), AND EXHIBIT "A" THAT ACCOMPANY THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties intending legally to be bound hereby and for and in consideration of the mutual promises of each party contained herein, have entered into this License Agreement as of the day and year first above written.

LICENSEE:                                   LICENSOR:
GWINNETT COMMUNITY BANK, a                  KR SNELLVILLE LLC, a  Delaware
Georgia corporation, trading as             limited liability company
"Gwinnett Community Bank"

                                            By:  KR Snellville Manager LLC,
                                                 a Delaware limited liability
                                                 company, its Managing Member

BY: (Signature) /s/ Thomas J. Martin        BY: (Signature): /s/ Louis P. Meshon, Sr.
                --------------------                        -------------------
NAME:  Thomas J. Martin                     NAME:  Louis P. Meshon, Sr.
      ------------------------------              -----------------------------
TITLE: Pres. & CEO                          TITLE: President
      ------------------------------              -----------------------------
            AUTHORIZED SIGNATORY                        AUTHORIZED PERSON

ATTEST: /s/ Ann K. Marshall
       --------------------------
(Corporate Seal)

                                [END OF DOCUMENT]

GWINNETT COMMUNITY BANK
     STORE #3
     1,400 SF

















                                     [MAP]
















                                SNELLVILLE OAKS
                                  EXHIBIT "A"